Federated MDT Balanced Fund

A Portfolio of Federated MDT Series

Summary PROSPECTUS

November 5, 2010

CLASS K SHARES (TICKER QKBGX)
(Effective December 31, 2010, the Fund's Class K Shares will be redesignated as Class R Shares)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/prospectus. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated November 5, 2010, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking the possibility of long-term growth of capital and income by investing in a combination of equity and fixed-income securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary Information

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund's investment objective is the possibility of long-term growth of capital and income.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.75%
Distribution (12b-1) Fee	0.50%
Other Expenses	0.66%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses	1.97%
Fee Waivers and/or Expense Reimbursements[1]	0.11%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.86%

1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's Class K Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.80% (the “Fee Limit”) through the later of (the “Termination Date”): (a) November 5, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund's Class K Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class K Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Class K Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$200
3 Years	$618
5 Years	$1,062
10 Years	$2,296

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Active trading will cause the Fund to have an increased portfolio turnover rate, which, for shareholders whose Fund Shares are held in a taxable account, is likely to generate shorter-term gains (losses) that are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs (which are not reflected in annual Fund operating expenses or in the example) and may have an adverse impact on the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 130% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE

What are the Fund's Main Investment Strategies?

In seeking to achieve its investment objective, the Fund may invest in a wide variety of investments such as equity securities, fixed-income securities, foreign securities, exchange-traded funds (ETFs) and derivative and hybrid instruments. Under normal conditions, the Fund's investment adviser (“Adviser”) anticipates investing approximately 60% of the Fund's assets in equity securities and 40% of the Fund's assets in fixed-income securities and other investments. The Adviser may vary this allocation +/-20% depending upon its economic and market outlook as well as a result of the identification of favorable investment opportunities.

For the domestic equity portion of the Fund, the Adviser implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

The Adviser's investment strategy utilizes a whole market, all-cap/all-style approach by selecting most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. As of July 30, 2010, companies in the Russell 3000® Index ranged in market capitalization from $26.0 million to $304.2 billion.

In managing the Fund's allocation to foreign equities, the Adviser attempts to diversify the portfolio across countries, in companies of all sizes with both growth and value characteristics.

The Fund's equity allocation may include investments in real estate investment trusts (REITs). The Fund may obtain exposure to commodities by investing in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index.

With respect to the fixed-income securities allocation, the Fund invests primarily in domestic investment-grade debt securities, including corporate debt securities, U.S. government obligations and mortgage-backed securities. The Adviser selects fixed-income securities by using fundamental credit research to identify relative value in the market. The Adviser seeks to enhance the performance of the Fund's fixed-income portfolio by allocating more assets to the security type that the Adviser expects to offer the best balance between total return and risk.

The Fund intends to invest in government securities which are issued or guaranteed by a federal agency or instrumentality acting under federal authority, including government securities that are not backed by the full faith and credit of the U.S. government.

The Fund may also invest a portion of its portfolio in noninvestment-grade, fixed-income securities, when the Adviser considers the risk return prospects of those sectors to be attractive. The Fund may also invest a portion of its portfolio in non-U.S. dollar and emerging market fixed-income securities issued by entities such as foreign governments or foreign corporations when the Adviser considers the risk return prospects of those sectors to be attractive. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest and/or currency markets. The adviser selects securities with longer or shorter durations based on its interest rate outlook, but does not target any specific duration for the fixed-income portion of the Fund.

The Fund may invest in exchange-traded and over-the-counter derivatives, such as options or futures and hybrid instruments, for any purpose consistent with its investment strategy. The Adviser also may attempt to reach its goals by investing in exchange-traded funds and shares of other investment companies.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Small, Medium and Large- Sized Companies Risks. The Fund may invest in any size company including small- and mid-size companies. Although diminished in larger-cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. You should expect that the value of the Fund's Shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Risks of Investing in American Depositary Receipts and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by risks of foreign investing than would otherwise be the case.
  Risk s of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
  Currency Risks. Exchange rates for currencies fluctuate daily. The Fund may use both spot trades and currency derivatives to increase or decrease its exposure to foreign interest rate and/or currency markets.
  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations.

  Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Call Risks. There is a possibility that an issuer of fixed-income securities in which the Fund may invest may redeem a security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
  Risks Associated with Noni nvestment-Grade Securities. Securities rated below investment grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
  Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Funds net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI) such as stock market, interest rate, credit, currency, liquidity and leverage risks.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
  Risks of Investing in Commodities. Because the Fund may invest in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.
  Risks Related to the Economy. Lower-grade bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.
  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance: Bar Chart and Table

Risk/Return Bar Chart

The Fund is the successor to the MDT Balanced Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information, including information on fees and expenses, provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Balanced Fund. The MDT Balanced Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The Fund's Class K Shares commenced operations on December 12, 2006. For the period prior to the commencement of operations of Class K Shares, the performance information shown in the bar chart below is for the Fund's Institutional Shares, adjusted to reflect the expenses of Class K Shares.

The bar chart and performance table below reflect historical performance data for the Fund's Class K Shares. The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class K Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund's Class K Shares total return for the nine-month period from January 1, 2010 to September 30, 2010, was 1.64%.

Within the periods shown in the bar chart, the Fund's Class K Shares highest quarterly return was 11.27% (quarter ended September 30, 2009). Its lowest quarterly return was (16.38)% (quarter ended December 31, 2008).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund's Class K Shares.

(For the Period Ended December 31, 2009)

	1 Year	5 Years	Since Inception 10/1/2002
Class K Shares:
Return Before Taxes	16.87%	0.89%	5.68%
S&P 500 Index[1] (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	6.51%
Lipper Mixed-Asset Target Allocation Growth Funds Index[2] (reflects no deduction for fees, expenses or taxes)	26.23%	2.73%	6.73%
Barclays Capital U.S. Aggregate Bond Index[3] (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	4.81%

1The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
3	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclay's Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Fund Management

The Fund's Investment Adviser is Federated MDTA LLC. The Fund's Sub-Adviser is Federated Investment Management Company.

John F. Sherman, Senior Portfolio Manager, has been the Fund's portfolio manager responsible for asset allocation and the selection of REIT securities since October 2002.

Daniel J. Mahr, Managing Director, Research, has been the Fund's portfolio manager for the equity portion of the Fund since August 2008.

Frederick L. Konopka, Portfolio and Trading Manager, has been the Fund's portfolio manager for the equity portion of the Fund since August 2008.

Brian M. Greenberg, Research Manager, has been the Fund's portfolio manager for the equity portion of the Fund since August 2008.

Christopher J. Smith, Senior Portfolio Manager, has been the Fund's portfolio manager for the fixed-income portion of the Fund since December 2006.

Joseph M. Balestrino, Senior Portfolio Manager, has been the Fund's portfolio manager for the fixed-income portion of the Fund since December 2006.

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts for IRA Rollovers from retirement plans are $250 and $100, respectively. The minimum investment amount for Systematic Investment Programs is $50. You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

Tax Information

The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through an Individual Retirement Account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Federated MDT Balanced Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Cusip 31421R692

Q450570 (11/10)

Federated is a registered mark of Federated Investors, Inc.
2010  © Federated Investors, Inc.